UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2021 (June 22, 2021)

Talkspace, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39314	84-4636604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address Not Applicable	Address Not Applicable
(Address of principal executive offices)	(Zip Code)

(212) 284-7206

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TALK	Nasdaq Global Select Market
Warrants to purchase common stock	TALKW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On June 23, 2021, Talkspace, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.03, 5.06, and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Business Combination under Item 4.01 of Form 8-K (as amended, this “Report”).

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On June 22, 2021, the audit committee of Talkspace’s board of directors dismissed WithumSmith+Brown, PC (“Withum”), HEC’s independent registered public accounting firm prior to the Business Combination, as Talkspace’s independent registered public accounting firm.

The report of Withum on HEC’s balance sheet as of December 31, 2020 and the statements of operations, changes in stockholders’ equity and cash flows for the period from February 6, 2020 (inception) to December 31, 2020, which included an explanatory paragraph as to the Company’s ability to continue as a going concern, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from February 6, 2020 (inception) to December 31, 2020 and subsequent interim period through June 22, 2021, there were no disagreements between HEC and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on HEC’s financial statements for such period.

During the period from February 6, 2020 (inception) through December 31, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except that for the year ended December 31, 2020 and the quarter ended March 31, 2021, based upon an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, the Chief Executive Officer and Chief Financial Officer of HEC concluded that its disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective solely as a result of the restatement of its financial statements as of and for such periods in light of the SEC Staff Statement dated April 12, 2021, which required HEC to reclassify the outstanding warrants as liabilities on its balance sheet. Based on the foregoing, it was determined that HEC had a material weakness as of December 31, 2020 relating to its internal controls over financial reporting, and such material weakness had not yet been remediated as of March 31, 2021.

Talkspace has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish Talkspace with a letter addressed to the SEC stating whether it agrees with the statements made by Talkspace set forth above. A copy of Withum’s letter, dated June 23, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On June 22, 2021, the audit committee of Talkspace’s board of directors approved the engagement of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global (“Kost”) as Talkspace’s independent registered public accounting firm to audit Talkspace’s consolidated financial statements as of and for the year ended December 31, 2021. Kost served as independent registered public accounting firm of Old Talkspace prior to the Business Combination. During the period from February 6, 2020 (inception) to December 31, 2020, and the subsequent interim period through June 22, 2021, Talkspace did not consult with Kost with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on Talkspace’s financial statements, and neither a written report nor oral advice was provided to Talkspace that Kost concluded was an important factor considered by Talkspace in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited consolidated financial statements of Old Talkspace as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 and the audited consolidated financial statements of Old Talkspace as of and for the years ended December 31, 2020 and 2019 are set forth in the Proxy Statement/Prospectus beginning on page F-23 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of HEC and Old Talkspace as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of January 12, 2021, by and among Hudson Executive Investment Corp., Tailwind Merger Sub I, Inc., Tailwind Merger Sub II, LLC, and Groop Internet Platform, Inc. (d/b/a Talkspace) (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-252638) filed on February 2, 2021).

3.1	Second Amended and Restated Certificate of Incorporation of Talkspace, Inc.

3.2	By-Laws of Talkspace, Inc.

4.1	Warrant Agreement, dated as of June 8, 2020, by and between Continental Stock Transfer & Trust Company and Hudson Executive Investment Corp. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on June 11, 2020).

4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-238583), filed on June 5, 2020).

4.3	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form S-4 (File No. 333-252638), filed on May 20, 2021).

10.1+	Form of Indemnification Agreement.

10.2	Amended and Restated Registration Rights Agreement, by and among Talkspace, Inc. and the holders party thereto.

10.3+	Non-Employee Director Compensation Program

10.4+	Employment Offer Letter, dated as of June 22, 2021, by and between Talkspace, Inc. and Oren Frank

10.5+	Employment Offer Letter, dated as of June 22, 2021, by and between Talkspace, Inc. and Mark Hirschhorn

10.6+	Employment Offer Letter, dated as of June 22, 2021, by and between Talkspace, Inc. and Roni Frank

10.7+	2021 Incentive Award Plan.

10.7(a)+	Form of Stock Option Agreement under the Talkspace, Inc. 2021 Incentive Award Plan

10.7(b)+	Form of Restricted Stock Unit Agreement under the Talkspace, Inc. 2021 Incentive Award Plan.

10.8+	2021 Employee Stock Purchase Plan

10.9+	Executive Severance Plan

10.10	Credit and Security Agreement, dated as of March 15, 2021, by and among Talkspace Network LLC, Groop Internet Platform, Inc. and JPMorgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4 (File No. 333-252638) filed on April 5, 2021).

10.11+	2014 Stock Incentive Plan

16.1	Letter from WithumSmith+Brown, PC. to the Securities and Exchange Commission.

21.1	List of Subsidiaries.

99.1	Unaudited pro forma condensed combined financial information of Hudson Executive Investment Corp. and Old Talkspace as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021.

99.2	Closing Press Release, dated as of June 22, 2021.

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talkspace, Inc.

Date: June 23, 2021	By:	/s/ Mark Hirschhorn
	Name:	Mark Hirschhorn
	Title:	Chief Financial Officer